UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 7, 2008, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), through the Federal Housing Finance Agency (FHFA), in its capacity as Conservator of Freddie Mac, entered into a Senior Preferred Stock Purchase Agreement (Purchase Agreement) with the U.S. Department of the Treasury (Treasury). Under the Purchase Agreement, Treasury provided us with its commitment to provide up to $100 billion in funding under specified conditions. The Purchase Agreement was subsequently amended and restated on September 26, 2008. A copy of the Purchase Agreement, as amended and restated on September 26, 2008, was attached as Exhibit 10.1 to our report on Form 8-K filed on September 30, 2008.

On February 18, 2009, Secretary of the Treasury Geithner issued a statement regarding Treasury’s commitment to Freddie Mac and the Federal National Mortgage Association (Fannie Mae). The statement indicated that Treasury is amending the Purchase Agreement to increase Treasury’s funding commitment to us to up to $200 billion, increase the size of our retained mortgage portfolio allowed under the Purchase Agreement by $50 billion to $900 billion and correspondingly increase our allowable debt outstanding. The statement also said that Treasury will continue to purchase Fannie Mae and Freddie Mac mortgage-backed securities to promote stability and liquidity in the marketplace.

Secretary Geithner stated that “Fannie Mae and Freddie Mac are critical to the functioning of the housing finance system in this country and play a key role in making mortgage rates affordable and maintaining the stability and liquidity of our mortgage market” and that “[t]he increased funding will provide forward-looking confidence in the mortgage market and enable Fannie Mae and Freddie Mac to carry out ambitious efforts to ensure mortgage affordability for responsible homeowners.”

A copy of the statement by Secretary Geithner is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

  (d)  Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Statement by Secretary Tim Geithner on Strengthening Treasury’s Commitment to Fannie Mae and Freddie Mac dated February 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye
SVP — Principal Deputy General Counsel, Corporate Affairs

Date: February 24, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Statement by Secretary Tim Geithner on Strengthening Treasury’s Commitment to Fannie Mae and Freddie Mac dated February 18, 2009